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                                          MONTHLY SERVICERS CERTIFICATE
                                          SERVICER:  NATIONSBANK, N.A.
                                          NATIONSBANK AUTO TRUST 1995-A

  Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the
            "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.
  NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer");
         and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.



Collection Period                                                                                   Sep-98
Determination Date                                                                                  10/7/98
Deposit Date                                                                                       10/14/98
Distribution Date                                                                                  10/15/98
Pool Balance on the close of the last day of the preceding Collection Period                     159,244,452.35
Less:     Principal Collections                                                                   11,047,288.83
Purchase Amount allocable to Principal                                                                17,165.54
 Realized Losses                                                                                     315,473.34
                                                                                               -----------------
 Pool Balance on the close of the last day of the Collection Period                              147,864,524.64
                                                                                               =================
Original Pool Balance                                                                          1,066,816,806.33
Pool Factor                                                                                            13.86035%

Class A Certificate Balance
Beginning Class A Certificate Balance                                                            154,467,118.78
Class A Principal Distribution to Class A Distribution Account                                    11,038,529.88
                                                                                               -----------------
Ending Class A Certificate Balance                                                               143,428,588.90
Original Class A Certificate Balance                                                           1,034,812,302.14
 Class A Pool Factor                                                                                   13.86035%

Class B Certificate Balance
Beginning Class B Certificate Balance                                                              4,777,333.56
Class B Principal Distribution to Class B Distribution Account                                       341,397.83
                                                                                               -----------------
Ending Class B Certificate Balance                                                                 4,435,935.73
Original Class B Certificate Balance                                                              32,004,504.19
 Class B Pool Factor                                                                                   13.86035%

Class A Pass-Through Rate                                                                                5.8500%
Class B Pass-Through Rate                                                                                6.0000%

Class A Percentage                                                                                      97.0000%
Class B Percentage                                                                                       3.0000%

Available Interest
Collections and Liquidation Proceeds allocable to interest                                         1,380,821.62
Recoveries                                                                                           147,792.79
Purchase Amount allocable to Interest                                                                    264.97
                                                                                               -----------------
Total Interest Collections                                                                         1,528,879.38
Advances for the related Distribution Date                                                           268,533.06
Less:  Outstanding Advances to be reimbursed                                                         243,292.49
                                                                                               -----------------
Total Available Interest                                                                           1,554,119.95

Available Principal
Collections and Liquidation Proceeds allocable to Principal                                       11,047,288.83
Purchase Amount allocable to Principal                                                                17,165.54
                                                                                               -----------------
Total Available Principal                                                                         11,064,454.37

Deposit to Certificate Account
Available Interest                                                                                 1,554,119.95
Available Principal                                                                               11,064,454.37
Withdrawal from Reserve Account                                                                            0.00
Less:  Basic Servicing Fee to be withheld from Collections                                           132,703.71
                                                                                               -----------------
Net Deposit to Certificate Account                                                                12,485,870.61

Class A Interest Distribution
Class A Monthly Interest                                                                             753,027.20
Class A Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                753,027.20

Class B Interest Distribution
Class B Monthly Interest                                                                              23,886.67
Class B Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                 23,886.67

Class A Principal Distribution
Class A Monthly Principal                                                                         11,038,529.88
Class A Principal Carryover Shortfall from the preceding
      Distribution Date                                                                                    0.00
                                                                                               -----------------
Total                                                                                             11,038,529.88

Class B Principal Distribution
Class B Monthly Principal                                                                            341,397.83
Class B Principal Carryover Shortfall from the preceding
        Distribution Date                                                                                  0.00
                                                                                               -----------------
Total                                                                                                341,397.83

Basic Servicing Fee (inc. unpaid amount from prior periods)                                          132,703.71

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
Unpaid Basic Servicing Fee to Servicer                                                               132,703.71
Class A Interest Distribution to Class A Distribution Account                                        753,027.20
Class B Interest Distribution to Class B Distribution Account                                         23,886.67

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
Class A Principal Distribution to Class A Distribution Account                                    11,038,529.88
Class B Principal Distribution to Class B Distribution Account                                       341,397.83
To Reserve Account up to Specified Reserve Account Balance                                            15,101.37
Any Remaining Amounts to Sellers                                                                     313,927.66


Specified Reserve Account Balance                                                                 13,335,210.08
Greater of:
(a) Reserve percentage applicable                                                                          5.00%
      Pool Balance on last day of Collection Period times reserve
           percentage applicable                                                                   7,393,226.23
(b) Lesser of: Deposit from Available Interest and Available Principal
(i)  floor amount stated or                                                                       13,335,210.08
(ii) Pool Balance on last day of Collection Period
      plus interest through Scheduled Distribution Date                                          185,268,219.34
Specified Reserve Account Balance                                                                 13,335,210.08

Reserve Account
Beginning Balance                                                                                 13,335,210.08
Deposit from Available Interest and Available Principal                                               15,101.37
Investment Earnings                                                                                   54,363.82
Less:  Withdrawal from Reserve Account and deposit to Certificate
            Account to cover:
Accrued and unpaid Basic Servicing Fees                                                                    0.00
Amounts to be distributed to Certificateholders'                                                           0.00
Reimb. to Servicer for Outstanding Advances associated with                                           15,101.37
    Defaulted Accounts
Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
             Specified Reserve Account Balance                                                             0.00
Less:  Withdrawal of Investment Earnings by Servicer                                                  54,363.82
                                                                                               -----------------
Ending Balance                                                                                    13,335,210.08
                                                                                               =================

Available Reserve Account Balance                                                                 13,335,210.08

Realized Losses                                                                                      315,473.34
Net Loss Ratio (annualized)
For the current Collection Period                                                                          1.31%
For the preceding Collection Period                                                                        1.77%
For the second preceding Collection Period                                                                 1.58%
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%)                 1.55%

Delinquency Analysis
Number of Loans
   30 to 59 days past due                                                                                   925
   60 to 89 days past due                                                                                   258
   90 or more days past due                                                                                 179
                                                                                               -----------------
Total                                                                                                     1,362

Principal Balance
   30 to 59 days past due                                                                          5,847,650.11
   60 to 89 days past due                                                                          1,642,609.72
   90 or more days past due                                                                        1,249,977.34
                                                                                               -----------------
Total                                                                                              8,740,237.17

Delinquency Ratio
For the current Collection Period                                                                          1.96%
For the preceding Collection Period                                                                        1.73%
For the second preceding Collection Period                                                                 1.51%
Average Delinquency Ratio (Specified Reserve Account Balance increases if greater
          than 1.25%)                                                                                      1.73%

Collateral Repossessed and Held by the Trust
Number                                                                                                       73
Principal Balance                                                                                    442,147.65

Weighted Average Computations
Weighted Average Coupon                                                                                10.66200%
Weighted Average Original Term                                                                            62.27
Weighted Average Remaining Term                                                                           20.84
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